UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2012

EVERTEC Group, LLC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	333-173504	66-0449729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176, Kilometer 1.3, San Juan, Puerto Rico		00926
(Address of principal executive offices)		(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 2, 2012, EVERTEC Group, LLC (“EVERTEC”) issued a press release announcing it had received from the Government of Puerto Rico a 15-year tax grant under the Tax Incentive Act 73 of 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On October 19, 2012, EVERTEC was granted a tax exemption under the Tax Incentive Act No. 73 of 2008. Under this grant, EVERTEC will benefit from a preferential income tax rate on industrial development income, as well as from tax exemptions with respect to its municipal and property tax obligations for certain activities derived from its data processing operations in Puerto Rico. The grant has a term of 15 years effective as of January 1, 2012 with respect to income tax obligations and January 1, 2013 with respect to municipal and property tax obligations.

The grant establishes a base taxable income amount with respect to EVERTEC’s industrial development income, which amount will continue to be subject to the ordinary income tax rate under existing law. Applicable taxable income in excess of the established base taxable income amount will be subject to a preferential rate of 4%. The base taxable income amount will be ratably reduced over a four year period until such amount equals zero at which point all of EVERTEC’s applicable industrial development income will be taxed at the preferential rate of 4% for the remaining period of the grant. The grant also establishes a 90% exemption on certain real and property taxes and a 60% exemption on municipal taxes, in each case imposed on EVERTEC. In addition, distributions to equity holders by EVERTEC of the industrial development income will not be subject to Puerto Rico tollgate taxes.

The grant contains customary commitments, conditions and representations that EVERTEC will be required to comply with in order to maintain the grant. The more significant commitments include: (i) maintaining at least 750 employees in EVERTEC’s Puerto Rico data processing operations during 2012 and at least 700 employees for the remaining years of the grant; and (ii) investing at least $200 million in building, machinery, equipment or computer programs to be used in Puerto Rico during the effective term of the grant (to be made in $50 million increments over four year capital investment cycles). Failure to meet the requirements could result, among other things, in reductions in the benefits of the grant or revocation of the grant in its entirety, which could result in EVERTEC paying additional taxes or other payments relative to what such parties would be required to pay if the full benefits of the grant are available. In addition, the protection from Puerto Rican tollgate taxes on distributions to equity holders may be lost

EVERTEC is furnishing the information under this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of its filings under the Securities Act or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of EVERTEC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by, or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” and “plans” and similar expressions of future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Various factors that could cause actual future results and other future events to differ materially from those estimated by management include, but are not limited to: EVERTEC’s high level of indebtedness and restrictions contained in its debt agreements; EVERTEC’s ability to generate sufficient cash to service its indebtedness and to generate future profits;

EVERTEC’s reliance on its relationship with Popular for a significant portion of its revenues; EVERTEC’s ability to renew client contracts on terms favorable to it; EVERTEC’s dependence on its processing systems, technology infrastructure, security systems and fraudulent-payment-detection systems; EVERTEC’s ability to develop, install and adopt new technology; a decreased client base due to consolidations in the banking and financial-services industry; credit risk of its merchant clients, for which EVERTEC may also be liable; the continuing market position of the ATH network; EVERTEC’s dependence on credit card associations; changes in the regulatory environment and changes in international, legal, political, administrative or economic conditions; the geographical concentration of EVERTEC’s business in Puerto Rico; operating an international business in multiple regions with potential political and economic instability; EVERTEC’s ability to execute its expansion and acquisition strategies; EVERTEC’s ability to protect its intellectual property rights; EVERTEC’s ability to recruit and retain qualified personnel; EVERTEC’s ability to comply with federal, state, and local regulatory requirements; and evolving industry standards.

Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in EVERTEC’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission (“SEC”) on March 27, 2012, and in the other reports EVERTEC files with the SEC from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. EVERTEC undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless it is required to do so by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1*	Press release issued by EVERTEC Group, LLC on November 2, 2012 announcing tax grant.

*	Exhibit is being filed herewith, and is furnished solely for purposes of Item 7.01 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC Group, LLC (Registrant)

Date: November 2, 2012	By:	/s/ Juan J. Román
		Name:	Juan J. Román
		Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1*	Press release issued by EVERTEC Group, LLC on November 2, 2012 announcing tax grant.

*	Exhibit is being filed herewith, and is furnished solely for purposes of Item 7.01 of this Form 8-K.